                                 Exhibit 10.2

PURCHASE AND SALE AGREEMENT, DATED APRIL 6, 2000, BY AND BETWEEN THE COMPANY AND
                       MGA DEVELOPMENT ASSOCIATES, L.P.

                          PURCHASE AND SALE AGREEMENT

                                    Between

                       MGA DEVELOPMENT ASSOCIATES, L.P.,
                        a Colorado limited partnership
                                  ("Seller")

                                      and

                         RHYTHMS NETCONNECTIONS, INC.,
                            a Delaware corporation
                                   ("Buyer")

                       Dated the 6th day of April, 2000

                               TABLE OF CONTENTS

                                                                                                                Page
1.    Sale of Property......................................................................................      1
      ----------------
   1.1   The Property.......................................................................................      1
         ------------
2.    Purchase Price........................................................................................      2
      --------------
   2.1   Earnest Money......................................................................................      2
         -------------
   2.2   Cash at Closing....................................................................................      2
         ---------------
3.    Deliveries and Inspections............................................................................      2
      --------------------------
   3.1   Delivery of Survey.................................................................................      2
         ------------------
   3.2   Delivery of Title Commitment.......................................................................      2
         ----------------------------
   3.3   Delivery of Other Documents........................................................................      3
         ---------------------------
   3.4   Evidence of Delivery...............................................................................      3
         --------------------
4.    Due Diligence Period..................................................................................      4
      --------------------
4.1   Property Inspection...................................................................................      4
      -------------------
   4.2   Title and Survey...................................................................................      4
         ----------------
   4.3   Condition of Property and Documents................................................................      5
         -----------------------------------
   4.4   Termination or Acceptance..........................................................................      5
         -------------------------
   4.5   Closing Documents..................................................................................      6
         -----------------
5.    Representations and Warranties of Seller..............................................................      6
      ----------------------------------------
6.    Environmental Matters.................................................................................      7
      ---------------------
7.    Updating Representations..............................................................................      8
      ------------------------
8.    Representations and Warranties of Buyer...............................................................      8
      ---------------------------------------
9.    Covenants of Seller...................................................................................      8
      -------------------
   9.1   New Contracts......................................................................................      8
         -------------
   9.2   Non-Foreign Affidavit..............................................................................      8
         ---------------------
   9.3   No Further Encumbrances............................................................................      9
         -----------------------
   9.4   Compliance with Laws...............................................................................      9
         --------------------
   9.5   Preservation of Property...........................................................................      9
         ------------------------
   9.6   Governmental Approvals.............................................................................      9
         ----------------------
10.   Conditions to Closing.................................................................................      9
      ---------------------
   10.1     Conditions Precedent to Buyer's Obligations.....................................................      9
            -------------------------------------------
   10.2     Conditions Precedent to Seller's Obligations....................................................     10
            --------------------------------------------
   10.3     Waiver..........................................................................................     11
            ------
11.   Closing...............................................................................................     11
      -------
   11.1     Pre-Closing.....................................................................................     11
            -----------
   11.2     Closing Date....................................................................................     11
            ------------
   11.3     Closing Documents...............................................................................     11
            -----------------
   11.4     Possession......................................................................................     12
            ----------
12.   Adjustments and Prorations............................................................................     12
      --------------------------
   12.1     Real Estate Taxes and Assessments...............................................................     13
            ---------------------------------
   12.2     Expenses........................................................................................     13
            --------
   12.3     Documentary Fee.................................................................................     13
            ---------------
   12.4     Closing Costs...................................................................................     13
            -------------
   12.5     Property and Liability Insurance................................................................     13
            --------------------------------

13.   Default and Remedies.....................................................................................  13
      --------------------
   13.1     Seller's Default...................................................................................  13
            ----------------
   13.2     Buyer's Default....................................................................................  14
            ---------------
14.   Indemnities..............................................................................................  14
      -----------
   14.1     Liens..............................................................................................  14
            -----
   14.2     Representations....................................................................................  14
            ---------------
15.   Commissions..............................................................................................  14
      -----------
16.   Condemnation.............................................................................................  15
      ------------
   16.1     Notice of Condemnation.............................................................................  15
            ----------------------
   16.2     Right of Termination upon Condemnation.............................................................  15
            --------------------------------------
17.   Miscellaneous Provisions.................................................................................  16
      ------------------------
   17.1     Time...............................................................................................  16
            ----
   17.2     Notices and Representatives........................................................................  16
            ---------------------------
   17.3     Attorneys' Fees....................................................................................  16
            ---------------
   17.4     Entire Agreement...................................................................................  16
            ----------------
   17.5     Binding Effect.....................................................................................  16
            --------------
   17.6     Execution..........................................................................................  16
            ---------
   17.7     Assignment.........................................................................................  16
            ----------
   17.8     Governing Law......................................................................................  16
            -------------
   17.9     Counterparts; Facsimile Signatures.................................................................  16
            ----------------------------------
   17.10    Exhibits and Supplemental or Additional Exhibits...................................................  17
            ------------------------------------------------
   17.11    Survival...........................................................................................  17
            --------

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of the 6th day of April, 2000 (the "Execution Date"), between MGA DEVELOPMENT ASSOCIATES, L.P., a Colorado limited partnership ("Seller") and RHYTHMS NETCONNECTIONS, INC., a Delaware corporation, or assigns ("Buyer").

                                       R E C I T A L S:

     A. Seller is the owner in fee simple of that certain real property described Section 1.1 below, and all rights appurtenant to and associated therewith and improvements, if any, thereon.

     B.    Buyer desires to purchase such property.

     NOW, THEREFORE, for the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows (with the foregoing Recitals being deemed incorporated hereinbelow by this reference):

     1.    Sale of Property. Seller agrees to sell and Buyer agrees to purchase
           ----------------
on the terms and conditions hereafter stated all of Seller's right, title, and interest in and to the Property:

           1.1  The Property. The term "Property" shall mean for all purposes
                ------------
(a) the real property generally described as approximately 4.3 acres located approximately at the northwest corner of East Mineral Avenue and South Chester Street in Arapahoe County, Colorado as further described on the attached Exhibit 1.1, including all improvements, fixtures, hereditaments and easements appurtenant thereto ("Real Property"); (b) all of Seller's rights under the Density Transfer Agreement entered into as of September 29, 1999 by and between Seller and PERA, a Colorado general partnership ("PERA") (the "PERA Agreement"), all of Seller's rights under a License Agreement entered into as of September 29, 1999 between Seller and Cyprus Amax Minerals Company (the "Cyprus Agreement"), all of Seller's rights under a Reciprocal Access Agreement entered into as of September 29, 1999 between Seller and PERA (the "Reciprocal Access Agreement"), and a Drainage Easement Agreement entered into as of September 29, 1999 between Seller and PERA (the "Drainage Agreement"); (c) all Seller's right, title and interest in and to all assignable licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Real Property by any governmental authority and/or third party, including Seller's interest in plans submitted to Douglas County in connection with the Government Approvals referred to in Section 9.6 ("Licenses"); (d) all of Seller's right, title, and interest, if any, in and to all water and water rights, water wells, and well rights, whether tributary or non-tributary on, underlying, appurtenant to or used on or in connection with the Real Property, whether appropriated, conditionally appropriated, or unappropriated, and whether adjudicated or unadjudicated, including, but not limited to, all well permits, decrees, and pending water court applications, if any, and any well equipment or other personalty or fixtures currently used for the supply, diversion, storage, treatment or distribution of water on or in connection with the Real Property, and all water and ditch stock relating thereto and all reserved water and sewer taps associated with the Real Property ("Water Rights"); and (e) all mineral rights owned by Seller relating to or in any way appertaining to the Real Property ("Mineral Rights"). All of items (a) through (e) are collectively referred to in this Agreement as the "Property."

     2.    Purchase Price. Subject to the prorations hereafter described, the
           --------------
total purchase price to be paid by Buyer to Seller for the purchase of the Property is the sum of $3,060,000.00. There shall be no adjustment based on utility easements or roadway dedications. The Purchase Price shall be payable in accordance with Sections 2.1, 2.2 and 2.3 below.

           2.1  Earnest Money. Within three (3) business days of the execution
                -------------
hereof, Buyer shall deliver to National Title Insurance Company, 19th Floor, Norwest Center, 1700 Lincoln Street, Denver, CO 80203 (the "Title Company"), a cash deposit in the amount of $500,000.00; $485,000.00 of such deposit (the "Initial Deposit") shall be considered an earnest money deposit and $15,000.00 of such amount shall be deemed a non-refundable payment (the "Initial Payment"), payable to Seller in the event this Agreement is terminated for any reason. If the Closing occurs, the Initial Deposit, the Additional Deposit (as provided in Section 4.4), and the Initial Payment shall be credited against the Purchase Price. Collectively, the Initial Deposit and the Additional Deposit are referred to as the "Earnest Money." The Initial Deposit, Initial Payment and the Additional Deposit (if applicable) shall held by the Title Company in an interest bearing escrow account in accordance with Section 4.4 below, with any interest earned thereon to be considered additional Earnest Money.

          2.2   Cash at Closing. On the Closing Date (as defined in Section
                ---------------
11.2), Buyer will pay to Seller the balance of the total purchase price in immediately available funds (which amount shall be subject to adjustments in accordance with Sections 11 and 12).

     3.    Deliveries and Inspections.
           --------------------------

           3.1   Delivery of Survey. As soon as reasonably practicable following
                 ------------------
the Execution Date but not later than April 28, 2000, Seller shall, at Seller's expense, deliver or cause to be delivered to Buyer an update of the existing survey of the Real Property certified to Buyer and the Title Company made by a duly licensed surveyor (the "Survey"). Such survey shall be an improvement survey plat in accordance with any statutory requirements for an improvement survey plat and with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA, ACSM and NSPS in 1997, shall meet the requirements of the Urban Survey, as defined therein, and shall include Table A items 1 through 16 with item 5 revised to require datum of elevations only.

           3.2  Delivery of Title Commitment. As soon as reasonably practicable
                ----------------------------
following the Execution Date but not later than April 28, 2000, Seller shall, at Seller's expense, deliver or cause to be delivered to Buyer:

                (a) An Owner's title insurance commitment (the "Title Commitment") covering the Real Property issued by the Title Company, pursuant to which the Title Company agrees to insure title to the Real Property under an ALTA (Form 1992) Owner's Title Insurance Policy in the full amount of the purchase price, calling for standard printed Exceptions 1 through

5 to be deleted upon receipt of the Survey, a current tax certificate, and mechanics' lien affidavits from Seller and Buyer (such affidavits to be in form and content reasonably acceptable to Seller and Buyer respectively), with the exception for taxes and assessments to be limited to Real Property taxes and assessments for the year of closing not yet due and payable; and

                (b) True and correct legible copies of any and all instruments referred to in the Title Commitment as constituting exceptions or restrictions upon the title of Seller to the Real Property.

          3.3   Delivery of Other Documents. As soon as reasonably practicable
                ---------------------------
following the Execution Date, Seller shall deliver copies of the following records and documents in its possession or under its control, if any, pertaining to the Real Property to Buyer :

                (a) Any and all environmental audits or reports regarding the environmental condition; any reports and documents prepared by any owner, architects or engineers in connection with the Real Property, and any other records concerning the physical condition of the Real Property.

                (b) All soil reports and engineers', laboratory or other technical reports relating to the Real Property or any condition on or affecting the Real Property; all notices, reports, tests or other documents received from governmental agencies or submitted to such entities.

                (c) All written agreements with governmental agencies and utility companies, and if not delivered with the Title Commitment all permits, licenses, easements, rights-of-way and other agreements in effect pertaining to use of the Real Property.

                (d) All formation documents, service plans and other documents pertaining to any Special Districts formed or to be formed by Seller.

                (e) All final subdivision plats and agreements and the Seller's submittal to amend the final Development Plan and related design development package submitted to Douglas County by Seller.

                (f)  The Existing Survey and the Existing Title Commitment.

          3.4   Evidence of Delivery. Seller shall evidence delivery of all of
                --------------------
the items in its possession or under its control listed in Sections 3.1, 3.2 and
3.3 above by transmittals listing the documents being delivered and, at the time Seller believes in good faith that it has satisfied its obligation to deliver all such items, Seller shall notify Buyer in writing; delay beyond the deadlines set forth in the respective Sections shall delay the expiration of the Due Diligence Period and shall cause an equal delay in the Closing Date.

     4.    Due Diligence Period.
           --------------------

           4.1   Property Inspection. At any time prior to Closing (so long as
                 -------------------
this Agreement has not been terminated), Buyer or its designees shall have the right, at Buyer's expense, to inspect the Property and perform any testing it desires. Seller agrees to cooperate with Buyer and provide access to Buyer and its designees to all areas of the Real Property upon reasonable advance notice from Buyer. Buyer and its designees shall not park on the adjacent Lot 12 when performing such inspections, nor shall Buyer, its designees or successors, have any rights under this Agreement or the Closing Documents to park on such adjacent Lot 12 following Closing for construction or other purposes. Buyer and its designees shall also have the right to meet with Seller's employees, management personnel, governmental agencies and such other third parties as Buyer determines will be helpful in evaluating the Property. Buyer shall indemnify, defend and hold Seller harmless from any claim by third parties for injuries and for any mechanic's liens (including all costs and expenses such as legal fees unless Buyer is providing a defense), asserted against Seller or the Property resulting from any inspections of the Property by Buyer or its designees prior to the applicable Closing.

           4.2   Title and Survey. On or prior to 5:00 P.M. Mountain time on
                 ----------------
April 10, 2000, Buyer shall deliver in writing to Seller such objections as Buyer may have to anything contained in the Survey or Title Commitment. If Buyer has not yet received the Survey or Title Commitment by such deadline, Buyer shall deliver objections to Seller based on the existing survey dated June 4, 1999 having a most recent revision date of August 19, 1999 (the "Existing Survey") and Seller's existing title commitment with respect to the Real Property (the "Existing Commitment"), with a right to update Buyer's objection letter based on changes appearing in the Survey and Title Commitment when received. Any such item disclosed in the Survey or the Title Commitment (or the Existing Survey and Existing Commitment, if applicable) to which Buyer does not object by such date shall be deemed a "Permitted Exception." Within five (5) days of receipt of any notice of objections by Buyer (it being understood that Buyer may deliver one or more such notices), Seller shall notify Buyer either
(i) of the actions that Seller will take to correct Buyer's objections, or (ii) that Seller will not or cannot satisfy all or certain of the items of which Buyer has given notice of objection. If Seller fails to timely respond, Seller shall be deemed to have elected not to correct any such objections. Buyer shall, within two (2) days after receipt or deemed receipt of Seller's notice that Seller cannot or will not satisfy certain objections (the "Uncured Title Objections"), either (a) waive such Uncured Title Objections, and proceed to close this transaction (subject to Buyer's right to give notice of other objections within the Due Diligence Period), or (b) terminate this Agreement by giving written notice to Seller; provided, however, that Buyer shall have the right to have any Uncured Title Objections constituting liens or monetary claims satisfied out of the proceeds of the Purchase Price at Closing and receive a credit for such amounts. If Buyer does not give notice of its election to waive such Uncured Objections, it shall be presumed that Buyer has elected to terminate pursuant to clause (b) above. Current Real Property taxes and assessments not yet due and payable, any additional exceptions to be added to the Title Commitment by the Title Company as disclosed by the Survey or upon deletion of standard printed Exceptions Nos. 1 through 5 unless objected to by Buyer as provided above shall be deemed to be Permitted Exceptions. If after delivery of the Title Commitment and Survey and prior to Closing the Title Company gives notice to Buyer of any additional exceptions to title, Buyer shall have the right to give further notice within five (5) business days that Buyer considers such exceptions Uncured Title Objections ("Additional Uncured Title Objections") and the foregoing procedures shall also be applicable to such Additional Uncured Title Objections; provided, however, that (i) if the Closing would otherwise occur before Buyer has had a full period for waiving the objections or terminating this Agreement, Buyer shall have the right to extend the Closing to permit the periods for notice as provided above; (ii) if Seller notifies Buyer that Seller intends to take actions approved by Buyer (which approval shall not be unreasonably withheld) to correct the Additional Uncured Title Objections, Seller shall have the right to extend the Closing Date for up to sixty (60) days for purposes of completing such actions, and (iii) if Seller fails to correct the Additional Uncured Title Objections for any reason within the 60-day period, if applicable, Buyer shall have the right to have any Additional Uncured Title Objections constituting liens or monetary claims satisfied out of the proceeds of the Purchase Price at Closing and receive a credit for such amounts. At Closing, Seller shall pay for the costs of the owner's title policy for Buyer issued in accordance with the Title Commitment and for any endorsements that Seller has agreed to obtain to correct Buyer's objections as referred to above; Buyer shall pay for any other endorsements or coverages that Buyer requires.

           4.3  Condition of Property and Documents. If on or before April 17,
                -----------------------------------
2000 (the "Due Diligence Deadline") (the period from the Execution Date until the Due Diligence Deadline being hereinafter referred to as the "Due Diligence Period"), Buyer determines, for any reason in its sole discretion, that Buyer does not desire to proceed with the purchase of the Property, Buyer shall have the right to deliver written notice to Seller of Buyer's determination to that effect during the Due Diligence Period, in which event this Agreement shall be deemed terminated and Buyer's Earnest Money shall be returned to Buyer.

           4.4  Termination or Acceptance.  If Buyer gives written notice of
                -------------------------
termination pursuant to Section 4.2 or 4.3 or is deemed to have terminated in accordance with Section 4.2 or 4.3 above, this Agreement shall terminate, the Earnest Money shall be immediately returned to Buyer, Buyer shall pay for Seller's costs of updating its existing survey to create the Survey to meet the requirements of Section 3.1, and thereafter Seller and Buyer shall have no further obligations or liabilities one to the other under this Agreement (except for those that survive termination as provided herein). Unless Buyer terminates this Agreement, Buyer shall deliver to the Title Company concurrently with the expiration of the Due Diligence Period $500,000.00 as an additional deposit (the "Additional Deposit) to be held as Earnest Money, in addition to the Initial Deposit; in such event, the Earnest Money shall become non-refundable except as expressly provided herein.

           4.5  Closing Documents. During the Due Diligence Period, Buyer,
                -----------------
Seller and the Title Company shall approve the form of the Closing Documents (including the Deed and License). Seller and Buyer shall not unreasonably withhold or delay approval of the form of all documents to be delivered at Closing.

           5.   Representations and Warranties of Seller. Seller represents and
                ----------------------------------------
warrants to Buyer as follows:

           5.1 Seller is a limited partnership duly organized and existing and is in good standing under the laws of the State of Colorado. Seller has full power and authority to enter into this Agreement and to fulfill its obligations hereunder, and Seller has been duly authorized to execute this Agreement and to consummate the transaction contemplated hereby.

           5.2 No third party approval or consent is required for Seller to enter into this Agreement or to consummate Seller's obligations contemplated hereby, and the execution, delivery, and performance of this Agreement by Seller will not result in a breach of, or constitute a default under, any instrument or agreement to which Seller is bound.

           5.3  To the best of Seller's knowledge, except as set forth on
Exhibit 5.3 hereto, there are no special assessments, special tax districts or outstanding obligations (contingent or otherwise) to governmental entities (collectively "Assessments") with respect to the Real Property or any part thereof nor has Seller any knowledge of any Assessments being contemplated.

           5.4  To the best of Seller's knowledge, except as set forth on
Exhibit 5.4 hereto, Seller has not received any written notices from any governmental authority that the Property is presently in violation in any material respect with any applicable statutes, ordinances, codes, rules, and regulations of any governmental authority having jurisdiction over the Property or is the subject of a condemnation proceeding.

           5.5 To the best of Seller's knowledge, there are no filed legal actions or proceedings, or written claims pending or threatened which would adversely affect the Property or Lots or Seller's ability to convey title in accordance with this Agreement.

           5.6 The Real Property has full and free access and Seller has no knowledge of any fact, condition, or action, present, contemplated, or threatened, which would or may result in the termination or impairment of access to and from the Real Property as such access presently exists and there are no easements or rights-of-way affecting any or all of the Real Property, except as shown on the Survey or in the Title Commitment.

           5.7 To the best of Seller's knowledge, Seller is not in violation of any easements, rights-of-way, conditions, covenants and restrictions, Licenses or other agreements burdening the Property.

           5.8 To the best of Seller's knowledge, there is no pending or proposed governmental actions which would impair Buyer's ability to use the Property as intended for development of office buildings on the Property and its financing through a customary and usual trust deed loan.

           5.9 Seller is not a "foreign person" within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code and Seller will furnish to Buyer, at or prior to Closing, an affidavit in form reasonably satisfactory to Buyer confirming the same.

           5.10 Except as disclosed in the Title Commitment to be delivered under Section 3.2, no commitments have been made to any governmental authority, utility company, school board, church or other religious body, homeowner's association, or any other organization, group or individual relating to the Real Property which would impose any obligations upon Buyer as owner of the Property or its successors and assigns to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Real Property; and Seller has no knowledge that any governmental authority has imposed any requirement that would bind Buyer to pay directly or indirectly any special fees or contributions or incur any special expenses or obligations in connection with the development of the Real Property or any portion thereof.

           5.11 Except as disclosed to Buyer prior to the Due Diligence Deadline, Seller has not entered into any binding contracts or agreements that would be binding on Buyer as owner of the Property upon Closing on the Property under this Agreement.

     6.    Environmental Matters.
           ---------------------

           6.1 Except as disclosed on Exhibit 6.1, to the best of Seller's knowledge, the Real Property is in compliance with all applicable statutes, laws, ordinances, rules and regulations of any federal, state, local or other governmental agency having jurisdiction with respect to the use, generation, storage, release, threatened release, or disposal of any Hazardous Material (as hereinafter defined) exposure to which or the use, handling, storage or disposal of which is prohibited, limited or regulated by any federal, state, county, regional or local authority, or other governmental authority of any nature, that has jurisdiction over the Real Property (herein collectively "Hazardous Materials Laws"). As herein used Hazardous Materials shall include, but not be limited to asbestos containing materials, petroleum, crude oil (any fraction thereof), natural gas, natural gas liquids, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and any other applicable governmental statutes, laws, ordinances, rules, regulations, and precautions.

           6.2 Except as set forth on Exhibit 6.1, Seller knows of no Hazardous Materials or aboveground or underground storage tanks, whether or not used for the storage of Hazardous Materials, located on the Real Property. To Seller's knowledge, the Real Property has never been used as a landfill or garbage dump.

           6.3 Seller is unaware of any litigation brought or threatened or of any settlements reached by or with any parties alleging the presence, disposal, release or threatened release of any Hazardous Materials from the operation of the Real Property or businesses thereon.

     7.    Updating Representations. All representations and warranties made by
           ------------------------
Seller in this Section 5 are made as of the date of this Agreement and shall be deemed remade at Closing, subject to the following provisions, and shall survive the Closing for a period of one (1) year, and shall not be merged into any instrument of conveyance delivered at Closing. If, prior to Closing, Seller believes or has knowledge that any representations or warranties are not materially complete and accurate, Seller shall notify Buyer of such changes as soon as reasonably practicable prior to Closing. At Closing, Seller will provide to Buyer a supplemental certificate in form reasonably satisfactory to Buyer reflecting any changes to any of the foregoing representations and warranties as of the Closing Date and describing how such changes were discovered, or stating that there are no such changes. In accordance with Section 10 below, it shall be a condition for the benefit of Buyer at Closing that there shall be no material adverse change in such warranties and representations and that they be true and correct as of the Closing.

     8.    Representations and Warranties of Buyer. Buyer represents and
           ---------------------------------------
warrants to Seller that Buyer is a duly formed and validly existing Delaware corporation. Buyer has been duly authorized by all necessary action on the part of Buyer to execute this Agreement and all of the documents required to consummate the transaction contemplated hereby. The foregoing representation and warranty made by Buyer shall be continuing and shall be deemed remade by Buyer as of the date of Closing with the same force and effect as if made at and as of that time, shall survive the Closing for a period of one (1) year, and shall not be merged into any instrument of conveyance delivered at Closing.

     9.    Covenants of Seller.  Seller hereby covenants with Buyer as follows:
           -------------------

           9.1  New Contracts. Seller shall not enter into any contract with
                -------------
respect to the Property which will survive the Closing or otherwise affect the use, operation, or enjoyment of the Property after the Closing without Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed. Seller shall terminate construction contracts entered into by Seller for completion of construction on the Real Property; such contracts shall not be assigned to Buyer and Buyer shall have no obligations under such contracts and Seller shall have no obligation to deliver such contracts to Buyer.

           9.2  Non-Foreign Affidavit. Seller shall deliver to Buyer at Closing
                ---------------------
a sworn statement of Seller complying with the provisions of Section 1.1445-2(b)(2)(iii)(B) of the U.S. Income Tax Regulations and (i) stating that Seller is not a "foreign person," within the meaning ascribed to such term in Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code; (ii) stating that Seller is a U.S. corporation; and (iii) setting forth Seller's tax identification number (the "Non-Foreign Affidavit").

           9.3  No Further Encumbrances. From and after the date of this
                -----------------------
Agreement, Seller shall not grant, convey, transfer, or hypothecate any interest in the Property to any party, including but not limited to any agreement, encumbrance, lien, right-of-way, restriction, covenant, mortgage, deed of trust, easement, ground lease, license, permit, bill of sale, form UCC-1 or convey or transfer any other legal or beneficial interest in or to the Property, or do anything else with respect to the Property which would in any way impair the marketability of the title of Seller to the Property, without the prior written consent of Buyer. Commencing with the Execution Date and until the final Closing, or earlier termination of this Agreement by Buyer under Section 4.4, Seller shall cease marketing the Property for sale or lease to third parties and shall direct agents, employees and independent contractors of Seller not to engage in further efforts to market the Property other than cooperating with Buyer in accordance with this Agreement.

           9.4  Compliance with Laws. Seller shall not violate any covenant,
                --------------------
restriction, law, ordinance, rule, regulation, lease, or license affecting the Property, and Seller shall deliver to Buyer promptly after Seller's receipt any notices of alleged defaults under a License or alleged violations of governmental requirements.

           9.5  Preservation of Property. Seller shall do or cause to be done
                ------------------------
all things reasonably within its control to preserve intact and unimpaired any and all rights-of-way, access, easements, grants, appurtenances, rights, privileges, leases, contracts, agreements, and licenses in favor of, relating to, or benefiting all or any portion of the Property.

           9.6  Governmental Approvals. Seller has submitted a final development
                ----------------------
plan submittal and design development package to Arapahoe County in connection with seeking approval for the development planned by Seller for the Real Property. Seller makes no warranty concerning whether such approvals will be issued or whether Buyer's intended use of the Real Property is permitted under existing governmental requirements or such proposed approvals. Seller shall not finalize such approvals without the consent of Buyer and upon closing, Buyer shall assume all responsibility for obtaining governmental approvals required for development of the Real Property.

     10.   Conditions to Closing.
           ---------------------

           10.1 Conditions Precedent to Buyer's Obligations. The satisfaction
                -------------------------------------------
of all of the following on or prior to the Closing Date shall be deemed conditions precedent to the obligations of Buyer hereunder:

                (a) All of the representations and warranties of Seller and the factual statements contained therein shall be true and correct in all material respects on and as of the Closing Date as though remade to Buyer on and as of such date. If the representations and warranties of Seller are not true and correct as of the Closing Date in all material respects as a result of events not caused by Seller occurring subsequent to the execution date as reflected in a Certificate of Seller and Seller should not have reasonably anticipated such event on the Execution Date, and if Buyer closes notwithstanding such changes, Buyer shall be deemed to have waived any rights to exercise its remedies following the Closing for such breach of Seller's warranties and representations. Except as provided above, if Buyer elects to close notwithstanding any changes in representations and warranties or if any representations and warranties are not true as of the Closing, Buyer shall not be deemed to have elected to waive the right to exercise remedies following the Closing for such breach of Seller's warranties and representations.

                (b) Seller shall have performed and complied with all of Seller's obligations and covenants. If Buyer elects to close notwithstanding that Seller has breached any of its obligations or covenants, Buyer may nevertheless pursue its remedies following the Closing for such breaches.

                (c)  Seller shall have made the deliveries required under
Section 11 below.

                (d) The Title Company (for itself and as agent for the title insurance company issuing the owner's policy under the terms of the Title Commitment) shall have either issued the required title policy with all requested endorsements or entered into a binding agreement (in a form approved by Buyer) to issue the title policy to Buyer in accordance with the Title Commitment.

                (e) There shall be no action, suit or proceeding which is pending against Seller before any court under the bankruptcy or insolvency laws of the United States or any state thereof.

           10.2  Conditions Precedent to Seller's Obligations. The satisfaction
                 --------------------------------------------
of all of the following on or prior to Closing Date shall be deemed conditions precedent to the obligations of Seller hereunder:

                (a) Buyer shall have deposited the Purchase Price (with adjustments in accordance with the proration provisions of Section 12 below) with the Title Company and shall have made the deliveries required under Section 11 below.

                (b) All of the representations and warranties of Buyer hereunder shall be true and correct in all material respects on and as of the Closing Date as though remade as of said date.

                (c) Buyer shall have otherwise fully performed all of its obligations in this Agreement to be performed prior to Closing.

                (d) There shall be no action, suit or proceeding which is pending against Buyer before any court under the bankruptcy or insolvency laws of the United States or any state thereof.

           10.3  Waiver. Each of the parties hereto shall have the right in its
                 ------
sole and absolute discretion to waive compliance by the other party of any of the conditions precedent to its obligations hereunder. Closing the transaction contemplated hereby notwithstanding the failure of a condition to be satisfied shall constitute a waiver thereof, except as otherwise provided in Section 10.1.

     11.  Closing. Buyer and Seller agree that the purchase will be consummated
          -------
as follows:

           11.1  Pre-Closing. Buyer and Seller agree that five (5) business days
                 -----------
prior to the Closing Date, representatives of the parties shall meet and review all documents to be executed at Closing for the purposes of reaching final agreement on the form and content of all such documents to the extent that they are not required to have been previously approved.

           11.2 Closing Date. This transaction will close (hereinafter called
                ------------
the "Closing") on May 8, 2000 (the "Closing Date") unless the Closing Date is extended in accordance with the express terms of this Agreement. If the Closing Date is extended, the Pre-Closing shall likewise be automatically rescheduled to occur five (5) business days prior to the Closing Date. The Closing shall take place through an escrow with the Title Company acting as Escrow Agent pursuant to escrow instructions agreed to by Seller, Buyer and Title Company during the Due Diligence Period. The escrow instructions shall provide for all closing deliveries to be made to the Title Company which shall be authorized to disburse funds and record documents in accordance with this Agreement.

           11.3 Closing Documents. Seller and Buyer will deliver or cause to be
                -----------------
delivered to Title Company at Closing, as appropriate, the following items (all documents will be duly executed and acknowledged where required):

                (a)  Deed.  Seller shall deliver a special warranty deed for the
                     ----
Real Property, Mineral Rights and Water Rights, conveying to Buyer fee simple title in and to the Real Property, Mineral Rights and, if any, Water Rights, unencumbered except for the Permitted Exceptions (the "Deed").

                (b)  Omnibus Assignment. To the extent that Seller owns Licenses
                     -------------------
or other Property (other than Real Property) and rights under the PERA Agreement, the Cyprus Agreement, the Reciprocal Access Agreement and the Drainage Agreement to be transferred at Closing, Buyer and Seller shall deliver an omnibus assignment ("Omnibus Assignment") assigning the Property (other than the Real Property) to Buyer. Seller will indemnify, defend and hold Buyer harmless from and against any and all claims, damages, losses, costs, or expenses, including reasonable attorneys' fees, with respect to such Property with respect to acts, omissions or events occurring or arising prior to the Closing Date, and Buyer will assume the obligations of Seller thereunder and will indemnify, defend and hold Seller harmless from any and all claims, damages, losses, costs, and expenses, including reasonable attorneys' fees, under such Property with respect to acts, omissions or events occurring on or after the Closing Date and during Buyer's ownership.

                (c)  Funds. Buyer shall deliver the funds to be paid at Closing
                     -----
to the Title Company by wire transfer or other immediately available funds.

                (d)  Title  Policy.  The Title Company shall either issue as of
                     -------------
the Closing Date, or as soon thereafter as possible, to Buyer at Seller's expense, an owner's policy of title insurance on the Real Property in accordance with the Title Commitment effective as of a time and date of the recording of the Deed as provided above, if such policy will not be issued at Closing, Title Company shall provide Buyer with reasonable written assurance that it will be issued as soon as possible thereafter.

                (e)  Revised Exhibits; Documents. Seller shall deliver any
                     ---------------------------
revised Exhibits as contemplated or permitted herein, and any supplemental certificate(s) as to changes in any of the representations set forth herein. Seller shall deliver originals of the items previously delivered in accordance with Section 3.3 above.

                (f)  Non-Foreign Affidavit. Seller shall deliver the Non-Foreign
                     ---------------------
Affidavit of Seller as contemplated by Section 5.9 hereof.

                (g)  Settlement Statements. Seller and Buyer shall each execute
                     ---------------------
and deliver settlement statements ("Settlement Statements") and any additional funds required to be paid by either party thereunder.

                (h)  Further Documents. Seller and Buyer shall each execute and
                     -----------------
deliver such other documents and take such other action at Closing as may be reasonably necessary or appropriate to carry out their respective obligations under this Agreement.

                (i)  Form 1099-B. Seller and Buyer agree to cause the Title
                     -----------
Company to prepare and file with the Internal Revenue Service a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker, and Barter Exchange Transactions, together with the preparer's certification to the effect that: (i) such Form 1099-B to the best knowledge of its preparer is accurate and complete; (ii) such Form 1099-B will be timely filed by such preparer; and (iii) a copy of such Form 1099-B has been furnished to Seller and Buyer.

          11.4  Possession. Effective on delivery to Buyer by the Title Company
                ----------
of the Deed to the Real Property, possession will pass from Seller to Buyer.

     12.  Adjustments and Prorations. The following adjustments and prorations
          --------------------------
shall be made at the Closing and evidenced in the Settlement Statements:

          12.1  Real Estate Taxes and Assessments. All real estate taxes and
                ---------------------------------
personal property taxes, if any, and assessments attributable to the Real Property for the calendar year in which the Closing occurs shall be prorated at Closing on the basis of the levy and assessment for the Real Property for the preceding year, unless the real estate taxes and/or assessments for the current year are known at the Closing Date. Final proration shall be based on the actual amount of taxes and assessments due in respect of the Real Property for the calendar year in which the Closing occurs. When the actual amount of taxes and assessments due for the calendar year in which the Closing occurs are known to Buyer, Buyer shall promptly deliver to Seller written notice together with reasonable evidence of the amount and a calculation prorating such amount as of the Closing Date. Any payment required pursuant hereto from either party shall be made within ten (10) days after receipt by Seller of such written notice.

          12.2  Expenses. Seller shall pay all utility charges and other
                --------
expenses attributable to the Real Property to, but not including, the Closing Date.

          12.3  Documentary Fee. Buyer shall be responsible for the payment of
                ---------------
any documentary fee with respect to the contemplated purchase and sale transaction.

          12.4  Closing Costs. Seller shall pay all charges specified to be paid
                -------------
by Seller under other provisions of this Agreement, the title insurance to be paid for by Seller in accordance with Section 4.2, Seller's attorneys' fees, and one-half (1/2) of any closing fee charged by the Title Company. Buyer shall pay all charges specified to be paid by Buyer under other provisions of this Agreement, the title insurance to be paid for by Buyer in accordance with
Section 4.2 (if any), Buyer's attorneys' fees, any fees incurred in recording the Deeds, and one-half (1/2) of any closing fee charged by the Title Company. Any other expenses or charges in connection with the Closing of this transaction shall be paid or prorated between the parties as is customary in real estate transactions in Colorado.

          12.5  Property and Liability Insurance. All property and liability
                --------------------------------
insurance currently being carried by Seller on the Real Property will be canceled at Closing, and Buyer shall be responsible for obtaining its own insurance coverage for the Real Property as of the Closing Date.

     13.  Default and Remedies.
          --------------------

          13.1  Seller's Default. If Seller fails to perform any of the material
                ----------------
covenants and/or agreements contained herein which are to be performed by Seller on or before Closing, Buyer shall have the right (i) to treat this Agreement as terminated and receive an immediate refund of the Earnest Money, or (ii) to treat this Agreement as being in full force and effect and obtain any equitable or legal remedy for such default, including, but not limited to, specific performance and money damages. If Seller defaults in any of its Post-Closing obligations, Buyer shall have the right to obtain any equitable or legal remedy for such default, including, but not limited to, specific performance and money damages; provided, however, that Seller's warranties and representations shall survive Closing only for a period of one (1) year.

          13.2  Buyer's Default. If Buyer fails to perform any of the material
                ---------------
covenants and/or agreements contained herein which are to be performed by Buyer on or before Closing, and if Seller is not then in default of any of its material obligations hereunder, Seller shall have the right to terminate this Agreement and retain the Earnest Money as liquidated damages as Seller's sole and exclusive remedy. Seller and Buyer agree that Seller's actual damages in the event of a default by Buyer would be extremely difficult or impractical to determine. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON AFTER NEGOTIATION AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER AT LAW OR IN EQUITY IN THE EVENT OF A DEFAULT BY BUYER UNDER THIS AGREEMENT ON OR BEFORE CLOSING. If Buyer defaults in any of its Post-Closing obligations (including obligations under Sections 4.1, 8, 11.3(b), 12.1 and 15), Seller shall have the right to obtain any equitable or legal remedy for such default, including, but not limited to, specific performance and money damages; provided, however, that Buyer's warranties and representations shall survive Closing only for a period of one (1) year.

               Initials:       Seller__________ Buyer__________

     14.   Indemnities.
           -----------

           14.1      Liens. Subject to the provisions below, Seller shall
                     -----
defend, indemnify and hold Buyer harmless from any and all claims, demands, liabilities, and costs and expenses, including reasonable attorneys' fees as a result of the nonpayment for improvements to the Property, or for materials, labor, or services provided to the Property including those provided to or for any tenants of the Real Property at the instance of Seller, its agents, employees, or independent contractors prior to the Closing Date, if any. If a mechanic's lien, notice of intent to file a mechanic's lien or similar document is filed against the whole or any portion of the Real Property, Seller shall cause the removal of such lien or other document by provision of a bond or otherwise at Seller's expense within 15 days after Seller is notified by Buyer.

           14.2      Representations. Seller shall indemnify, defend and hold
                     ---------------
Buyer harmless from and against any and all liabilities, losses, claims, damages, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses) arising out of, or related to Seller's representations or warranties being incorrect or untrue as of the date made or as of the Closing Date.

     15.   Commissions.  Seller and Buyer each represents to the other that it
           -----------
has not engaged or otherwise used the services of a real estate broker, salesman or other party entitled to any broker's, finder's, or similar fee in connection with this transaction, except for Timothy Miles of Grubb & Ellis, who is acting as agent on behalf of Buyer, who will be paid a commission by Buyer. Seller agrees to indemnify Buyer and hold Buyer harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorneys' fees) paid or incurred by Buyer by reason of any claim for any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Buyer agrees to indemnify Seller and hold Seller harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorneys' fees) paid or incurred by Seller by reason of any claim for any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Buyer.

     16.   Condemnation.
           ------------

           16.1      Notice of Condemnation. Seller agrees to give Buyer prompt
                     ----------------------
notice of any actual or threatened taking in condemnation or by eminent domain (including a sale or transfer in lieu thereof) of all or any part of the Real Property.

           16.2      Right of Termination upon Condemnation. Any actual or
                     --------------------------------------
threatened taking or condemnation for any public or quasi-public purpose or use by any competent authority in appropriate proceedings or by any right of eminent domain of all or any part of the Real Property between the date of this Agreement and the time for Closing shall, at Buyer's option, cause a termination of this Agreement. Such election must be exercised by Buyer (or will be deemed to have been waived) by notice to Seller within ten (10) days following Buyer's receipt of Seller's notice pursuant to Section 16.1. If Buyer does not elect to terminate this Agreement, or if an immaterial taking occurs or is threatened, i.e., one that will not adversely affect the continued operation of the Real Property in the same manner and will not permit a tenant to terminate its Lease, Seller shall not be required to convey title to the Real Property taken or condemned, but Buyer will be entitled to all proceeds of any such taking or condemnation if Buyer consummates the contemplated transaction. In this event, Seller will make no adjustment or settlement of such taking or condemnation proceeding without Buyer's consent and will at Closing take all necessary action to assign to Buyer its entire interest in any such award or give Buyer an equivalent credit. Buyer shall also have the right of termination to the extent that adjacent roads or rights-of-way are the subject of a condemnation proceeding, either actual or threatened, if Buyer reasonably concludes it will adversely affect the development and/or value of the Real Property.

     17.   Miscellaneous Provisions.
           ------------------------

           17.1      Time. Time is of the essence of this Agreement. For
                     ----
purposes of this Agreement, "days" means calendar days and "business days" means days other than Saturday, Sunday, and holidays on which national banks in Colorado are closed. All times referred to herein shall mean "Mountain time."

           17.2      Notices and Representatives.
                     ---------------------------

                     (a)  Notices. Any notice, request, demand, or other
                          -------
communication to be given to either party hereunder, except those required to be delivered at Closing, shall be in writing, and shall be addressed as follows:

         If to Seller:    MGA Development Associates, L.P.
                          c/o Miller Global Properties, LLC
                          4643 South Ulster, Suite 1500
                          Denver, Colorado 80237
                          Attention: Donald E. Spiegleman
                          Phone:  (303) 773-0369
                          Fax:  (303) 694-0082

         With copies to:  Isaacson, Rosenbaum, Woods & Levy, P.C.
                          633 17th Street, Suite #2200
                          Denver, Colorado 80202
                          Attention: Lawrence J. Donovan, Jr.
                          Phone:  (303) 292-5656
                          Fax:  (303) 292-3152

         If to Buyer:     Rhythms NetConnections, Inc.
                          6933 South Revere Parkway
                          Englewood, Colorado 80112
                          Attention:___________________
                          Phone: ______________________
                          Fax: ________________________

         With copy to:    Brownstein Hyatt & Farber
                          410 Seventeenth Street, Suite 2200
                          Denver, Colorado 80202
                          Attention: Ronald B. Merrill
                          Phone: (303) 223-1100
                          Fax: (303) 223-1111

The addresses and parties listed above may be changed by either party by giving notice to the other party in the manner provided herein for giving notice. Any notice delivered by mail in accordance with this Section shall be deemed to have been duly given on the third business day after the same is deposited in any post office or postal box regularly maintained by the United States postal service. Any notice delivered by telecopier in accordance with this Section shall be deemed to have been duly given upon receipt if concurrently with sending by telecopier receipt is confirmed and a copy is sent by mail on the same day to the intended recipient. Any notice delivered by hand or commercial carrier shall be deemed to have been duly given upon actual receipt.

          17.3  Attorneys' Fees. If either party commences an action to enforce
                ---------------
this Agreement or any provisions contained herein and/or to collect damages as a result of an alleged breach, the prevailing party shall be entitled to recover in addition to all other remedies or damages reasonable attorneys' fees and costs incurred in such suit.

          17.4  Entire Agreement. This Agreement, together with all Exhibits and
                ----------------
supplements and additional exhibits constitutes the entire agreement between Buyer and Seller, and there are no other agreements, understandings, warranties, or representations between Buyer and Seller. This Agreement cannot be amended except in writing executed by Buyer and Seller.

          17.5  Binding Effect. Subject to Section 17.7, this Agreement shall
                --------------
inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

          17.6  Execution. This Agreement has been executed by the parties on
                ---------
the dates set forth below their respective signatures.

          17.7  Assignment. Buyer shall have a right to assign its interest in
                ----------
this Agreement provided Buyer or its constituent partners has not less than a fifty percent (50%) interest in the assignee.

          17.8  Governing Law. This Agreement shall be construed, interpreted,
                -------------
and enforced in accordance with the laws of the State of Colorado.

          17.9  Counterparts; Facsimile Signatures. This Agreement may be
                ----------------------------------
executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute but one agreement. Any one or more of such duplicate signature pages may be removed from any one or more of such counterparts and annexed to other counterparts and duplicate signature pages to form a completely executed original instrument. Signatures to this document transmitted by telecopy (facsimile) shall be as fully binding as original signatures.

          17.10      Exhibits and Supplemental or Additional Exhibits. Wherever
                     ------------------------------------------------
reference is made herein to an exhibit or to an additional or supplemental exhibit to be attached and incorporated herein, such exhibit shall be deemed attached hereto and incorporated herein by reference when the parties have initialed and delivered to each other copies of such exhibit or additional or supplemental exhibits whether or not the same are attached to the counterparts of this Agreement in the possession of each party.

          17.11      Survival. Any provisions hereof which require performance
                     --------
or observance subsequent to Closing shall survive Closing and continue to be binding on the parties in accordance with their terms.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties on the dates shown below.

                                             SELLER:

                                             MGA DEVELOPMENT ASSOCIATES, L.P., a
                                             Colorado limited partnership


                                             By
                                                 _____________________________
                                                      Authorized Signatory

                                             Date of Execution:
                                                                 ______________


                                             BUYER:

                                             RHYTHMS NETCONNECTIONS, INC., a
                                             Delaware corporation

                                             By:
                                                       ________________________
                                             Title:
                                                       ________________________
                                             Date of Execution:
                                                                 ______________

                                  EXHIBIT 1.1
                                      TO
                          PURCHASE AND SALE AGREEMENT

                           Real Property Description

          Township 5 South, Range 67 West, 6th P.M.
          Section 34: Lot 13, Block 1, Panorama Office Park I, the plat of which was recorded October 9, 1987, under Reception No. 2897686,
          Arapahoe County, Colorado.

                                  EXHIBIT 5.3
                                      TO
                          PURCHASE AND SALE AGREEMENT

                                  Assessments

          None

                                  EXHIBIT 5.4
                                      TO
                          PURCHASE AND SALE AGREEMENT

                Written Notices From Any Governmental Authority

          None

                                  EXHIBIT 6.1
                                      TO
                          PURCHASE AND SALE AGREEMENT

                              Hazardous Materials

          None